UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
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CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
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Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 5, 2024, CuriosityStream Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting was held in a virtual format. Of the 53,306,291 shares of the Company’s common stock (the “Common Stock”) that were issued and outstanding as of April 17, 2024, the record date, and entitled to vote at at the Annual Meeting, a total of 37,526,652 shares (70.39%) were present in person or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business.
At the Annual Meeting, the stockholders (i) elected all of the director nominees to the Company’s board of directors as Class III directors, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Election Proposal”), (ii) approved an amendment to Section 4.1 of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, in the Board’s sole discretion, by a ratio ranging from 1-to-3 to 1-to-20 (the “Reverse Stock Split Proposal”), (iii) approved an amendment to Section 8.1 of the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers of the Company to the fullest extent permitted by law (the "Officer Exculpation Proposal"), and (iv) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”).
Under the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the vote necessary for the Director Election Proposal is the affirmative vote of a plurality of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon. The vote necessary for the Reverse Stock Split Proposal is the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting. The vote necessary for the Officer Exculpation Proposal is the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote generally in the election of directors. The vote necessary for the Auditor Ratification Proposal is the affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon.
The proposals are described in detail in the Company’s definitive proxy statement filed on April 25, 2024, with the Securities and Exchange Commission.
The voting results, as certified in the Final Report of the Inspector of Elections, are as follows:
Proposal 1 - Election of Directors

DIRECTOR NOMINEES	VOTES FOR	WITHHELD	BROKER NON-VOTES
Andrew Hendricks	27,130,569	2,100,774	8,295,309
Patrick Keeley	28,648,700	582,643	8,295,309
Elizabeth Saravia	27,329,876	1,901,467	8,295,309

Proposal 2 - Approval of Reverse Stock Split Authorization Amendment

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
36,435,391	1,029,693	61,568	—
Proposal 3 - Approval of Officer Exculpation Amendment

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
28,314,098	870,221	47,024	8,295,309
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 20241

VOTES FOR	VOTES AGAINST	ABSTAIN
37,094,715	340,519	91,418
1 No broker non-votes were received for Proposal 4

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date: June 6, 2024

/s/ Tia Cudahy
Tia Cudahy
Chief Operating Officer and General Counsel